UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21460

Pioneer Series Trust II

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: November 30, 2023

Date of reporting period: December 1, 2022 through May 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Select Mid Cap Growth Fund
Semiannual Report  |  May 31, 2023

A: PGOFX	C: GOFCX	K: PSMKX	R: PGRRX	Y: GROYX

visit us: www.amundi.com/us

Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
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We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
July 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
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Portfolio Management Discussion  |  5/31/23
In the following interview, Ken Winston discusses the market environment and the factors that affected the performance of Pioneer Select Mid Cap Growth Fund during the six-month period ended May 31, 2023. Mr. Winston, a senior vice president at Amundi Asset Management US, Inc. (Amundi US) and lead portfolio manager of the Fund, is responsible for the day-to-day management of the Fund’s portfolio, along with Shaji John, a senior vice president and a portfolio manager at Amundi US, and David Sobell, a senior vice president and portfolio manager at Amundi US.
Q	How did the Fund perform during the six-month period ended May 31, 2023?
A	Pioneer Select Mid Cap Growth Fund’s Class A shares returned -1.54% at net asset value (NAV) during the six-month period ended May 31, 2023, while the Fund’s benchmark, the Russell Midcap Growth Index, returned 1.16%. During the same period, the average return of the 565 mutual funds in Morningstar’s Mid-Cap Growth Funds category was -0.70%.
Q	How would you describe the investment environment in the equity market during the six-month period ended May 31, 2023?
A	During the six-month period, investors faced uncertainties, ranging from stress in the US regional banking system and bank failures, to contentious negotiations over the US debt limit in Washington, DC, and an ongoing divergence between economic data in the manufacturing and services sectors. Through it all, domestic equities, as measured by the Standard & Poor’s 500 Index (S&P 500), managed to generate a positive return of 3.33% during the six-month period, driven primarily by strong performance from a small subset of mega-cap stocks.
While economic activity remained positive during the six-month period, overall growth slowed. During the first calendar quarter of 2023 (January through March), US gross domestic product (GDP) rose by 1.3% on an annualized basis, which was below the prior quarter’s growth rate of 2.6%. As of period-end, most economists were projecting GDP to contract by the fourth calendar quarter of 2023 (September through December).
Resilient consumer spending, which was supported by a continued strong labor market, was a key factor in the solid economic showing during the period. A downside to continued
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solid economic data, however, has been the persistent high levels of inflation, as almost all measures of inflation remained substantially above the Fed’s 2% target over the six-month period. The persistently high inflation pressured the Federal Reserve (Fed) to continue raising interest rates during the period, culminating with an increase in the target range for the federal funds rate of 25 basis points (bps) in May, which was the Fed’s 10th rate increase since it began to tighten monetary policy in 2022. The latest rate increase lifted the federal funds rate target range to 5.00% ‒ 5.25% by the end of the period. (A basis point is equal to 1/100th of a percentage point.)
Mid-cap growth stocks, as measured by the Fund’s benchmark, the Russell Midcap Growth Index (the Russell Index), underperformed the S&P 500 over the six-month period, returning 1.16%. Within the Russell Index, communication services, information technology, and consumer staples, which returned 14.7%, 10.9%, and 4.6%, respectively, were the best-performing sectors for the period. On the other hand, the energy (-22.7%), materials (-14.2%), and utilities (-12.3%) sectors were the benchmark’s worst performers over the six-month period.
Q	Which of your investment decisions had the greatest effects on the Fund’s benchmark-relative performance during the six-month period ended May 31, 2023?
A	The Fund underperformed the Russell Index during the six-month period, with unfavorable stock selection results the biggest drags on benchmark-relative returns, particularly within the industrials, energy, and health care sectors. While positive stock selection results in the information technology sector benefited the Fund’s relative performance for the period, the effects were not enough to overcome the negatives from stock selection in those other sectors.
Sector allocation decisions were a very slight positive for the Fund’s benchmark-relative returns during the six-month period, although the benefits from the portfolio’s overweight to the outperforming information technology sector were largely offset by the negative effects of the Fund’s overweight to the underperforming health care sector.
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With regard to individual securities, key detractors from the Fund’s benchmark-relative returns for the six-month period included underperformance of the portfolio’s positions in Comstock Resources and Sunrun, and lack of exposure to strong-performing Cadence Design Systems. Comstock is an independent oil-and-gas exploration and production (E&P) company with concentrated operations in the Haynesville basin in Louisiana and West Texas. Comstock’s stock price slumped during the six-month period, mainly due to the company’s relatively high exposure to the price of natural gas. Natural gas prices declined substantially over the six-month period, with the price drop owing largely to a warmer-than-expected winter in many areas around the globe. We have retained the Fund’s position in Comstock, as we continue to like the company’s large acreage position in Haynesville (with a deep inventory of long-lateral well targets), and its recent success in improving drilling efficiency. We also believe a low operating-cost structure and strong natural gas differentials could drive positive relative cash-flow margins for Comstock versus its peers, which we believe may lead to organic leverage reduction, but with continued high relative exposure to aggregate natural gas pricing.
Sunrun provides residential solar energy solutions, with a customer base that has typically entered into 20- or 25-year agreements to utilize its solar energy systems, which are financed by consumer loans or leases arranged by Sunrun. The company’s share price declined during the six-month period as investors became fearful that the rise in interest rates as well as the turmoil in the US banking system could result in decreased eligibility for solar-energy financing for some consumers. We exited the Fund’s position in Sunrun during the period.
The Fund’s lack of exposure to large benchmark component Cadence Design Systems was another detractor from relative returns during the six-month period. Cadence provides electronic design automation – or EDA – software for the semiconductor-chip-design process. Cadence’s share price rose during the period as investors began to anticipate that the potential rise of artificial intelligence applications may result in increased demand for semiconductor-chip-design software. While the Fund did not own shares of Cadence during the period, the portfolio does have
6Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

exposure to the company’s primary competitor, Synopsis, which contributed positively to the Fund’s relative returns (discussed in more detail below).
On the positive side, the portfolio’s positions in Advanced Micro Devices (AMD), Synopsys, and Palo Alto Networks benefited the Fund’s benchmark-relative performance during the six-month period.
AMD makes microprocessors for the computer and consumer electronics industries. The company’s share price rebounded over the six-month period after having underperformed during the previous six months. AMD’s share price had declined over the six months ended November 30, 2022 as inventories throughout the semiconductor supply chain became bloated, due to most customers over-ordering in response to shortages stemming from the pandemic-induced supply-chain bottlenecks. During the most recent six-months, however, investors started to believe that an end to the semiconductor inventory glut may be near and that business is likely to return to normal in the second half of 2023. That optimism drove the rally in AMD’s share price. We believe AMD is well-positioned as a secular share gainer in the semiconductor industry for many years to come, and that the company could be a key beneficiary of data-center growth driven by the shift from on premise to cloud computing. In the mature PC market, we think AMD may also gain market share in the coming years, and that the company could benefit from the need to build out a higher level of computing sophistication to support artificial intelligence (AI). AMD's success in its core CPU (computer processing unit) market is largely a result of its innovative design/architecture, strong foundry partnerships, and multiple missteps by a key rival. We believe AMD also has another large opportunity in the potential AI accelerator market, a market estimated to be at $80 billion by calendar year 2027. AMD’s current share is effectively zero compared with the market leader in that segment.
Synopsys is one of the largest providers of EDA software and tools used to design, verify, and lay out semiconductor chips and electronics systems. The company’s share price rose over the six-month period after it reported strong financial results for its April quarter, while raising guidance for revenues and profits for
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/237

the full year. We like Synopsys’s revenue model, which we view as both predictable and recurring, and believe the company may sustain its growth even in the event of an economic downturn. Additionally, we see opportunities for Synopsys as chip complexity rises, necessitating system/chip companies to give EDA a larger portion of the research-and-development budget.
Palo Alto Networks provides cybersecurity solutions to protect enterprises from malicious cyber-threats across cloud, on premise, and hybrid information technology (IT) environments. Palo Alto’s share price rose over the six-month period after the company delivered earnings beats for both the December 2022 and March 2023 quarters, while substantially raising earnings guidance for calendar-year 2023. Palo Alto has expanded beyond its next-generation firewall and perimeter-based security roots, and has a growing portfolio of organically and inorganically built subscription offerings that now address cloud, user, network, and DevOps defenses. We continue to believe Palo Alto is well-positioned as a leading platform security company that enables customers to consolidate most security solutions onto one consolidated platform, while increasing security performance and lowering security complexity.
Q	Did the Fund have any exposure to derivative securities during the six-month period ended May 31, 2023?
A	No, the Fund had no exposure to derivatives during the period.
Q	What is your outlook entering the second half of the Fund’s fiscal year?
A	Fears of a domino effect of failing banks did not materialize over the six-month period, making investors more optimistic that the worst of the March 2023 mini-crisis may be over. The Fed appears to be reaching a critical point in its battle against inflation, and the next several months may determine whether it can navigate a “soft landing” for the US economy – in which economic growth slows but remains positive, while inflation is brought under control – without tipping it into a recession.
In recent months, the US housing market has softened significantly, and manufacturing activity has dropped. In addition, the US Treasury yield curve has been in an inverted
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state since mid-2022, meaning that short-term rates are higher than long-term rates. (A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.) Historically, an inverted yield curve has been viewed as a strong recession indicator. So far, in our view, the most convincing argument that a soft landing may still be possible has been the resilience of the US labor market.
We believe that a recession in the US is likely to occur over the next 12 months. However, strong household and corporate finances could limit the scope of the downturn, thus resulting in a potentially mild recession. A mild recession, however, implies that the cycle may present a headwind for equity markets as corporate earnings and economic indicators deteriorate.
We have continued to invest with a long-term horizon, and have been using current opportunities to focus on identifying the best risk/reward scenarios for shares of what we believe to be the best companies, that we feel have both sustainable competitive advantages as well as attractive growth prospects for the next five years.
We believe the sizeable reset to growth stock valuations in 2022 has substantially improved the risk/reward trade-off for the growth segment of the equity market going forward. Given concerns about slowing economic growth, we believe that investors may come to favor owning stocks of well-positioned, secular growth companies that are not highly dependent on positive macroeconomic conditions in order to flourish; that have demonstrated a knack for innovation; and that have exhibited resilient business models and sustainable growth characteristics. Those characteristics typify the types of equities that we seek to hold in the Fund’s portfolio.
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Please refer to the Schedule of Investments on pages 20-26 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market distributions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.
The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, social and political conditions, which could increase volatility. These risks are magnified in emerging markets.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

Portfolio Summary  |  5/31/23
Sector Distribution

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Synopsys, Inc.	3.82%
2.	MSCI, Inc.	2.48
3.	Chipotle Mexican Grill, Inc.	2.47
4.	AutoZone, Inc.	2.13
5.	Palo Alto Networks, Inc.	2.05
6.	Advanced Micro Devices, Inc.	2.02
7.	Hess Corp.	1.92
8.	MongoDB, Inc.	1.89
9.	Amphenol Corp., Class A	1.87
10.	Cloudflare, Inc., Class A	1.76

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/2311

Prices and Distributions  |  5/31/23
Net Asset Value per Share
Class	5/31/23	11/30/22
A	$37.68	$38.27
C	$21.36	$21.79
K	$39.32	$39.87
R	$34.62	$35.25
Y	$42.86	$43.49

Distributions per Share: 12/1/22 - 5/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$—	$—	$—
C	$—	$—	$—
K	$—	$—	$—
R	$—	$—	$—
Y	$—	$—	$—
Index Definition
The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses associated with a mutual fund. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–17.
12Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

Performance Update | 5/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Select Mid Cap Growth Fund at public offering price during the periods shown, compared to that of the Russell Midcap Growth Index.
Average Annual Total Returns (As of May 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Russell Midcap Growth Index
10 Years	9.18%	8.54%	10.56%
5 Years	4.93	3.69	8.18
1 Year	0.24	-5.51	5.75
Expense Ratio (Per prospectus dated April 1, 2023)
Gross
1.00%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund”) on June 7, 2013 (the "reorganization”). As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/2313

Performance Update | 5/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.
Average Annual Total Returns (As of May 31, 2023)
Period	If Held	If Redeemed	Russell Midcap Growth Index
10 Years	8.31%	8.31%	10.56%
5 Years	4.10	4.10	8.18
1 Year	-0.59	-1.55	5.75
Expense Ratio (Per prospectus dated April 1, 2023)
Gross
1.77%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund”) on June 7, 2013 (the "reorganization”). As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.
14Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

Performance Update | 5/31/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.
Average Annual Total Returns (As of May 31, 2023)
Period	Net Asset Value (NAV)	Russell Midcap Growth Index
10 Years	9.51%	10.56%
5 Years	5.29	8.18
1 Year	0.57	5.75
Expense Ratio (Per prospectus dated April 1, 2023)
Gross
0.66%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund”) on June 7, 2013 (the "reorganization”). As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/2315

Performance Update | 5/31/23	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.
Average Annual Total Returns (As of May 31, 2023)
Period	Net Asset Value (NAV)	Russell Midcap Growth Index
10 Years	8.74%	10.56%
5 Years	4.48	8.18
1 Year	-0.16	5.75
Expense Ratio (Per prospectus dated April 1, 2023)
Gross
1.41%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund”) on June 7, 2013 (the "reorganization”). As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.
Please refer to the financial highlights for a more current expense ratio.
16Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

Performance Update | 5/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.
Average Annual Total Returns (As of May 31, 2023)
Period	Net Asset Value (NAV)	Russell Midcap Growth Index
10 Years	9.45%	10.56%
5 Years	5.16	8.18
1 Year	0.45	5.75
Expense Ratio (Per prospectus dated April 1, 2023)
Gross
0.78%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund”) on June 7, 2013 (the "reorganization”). As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/2317

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund
Based on actual returns from December 1, 2022 through May 31, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 12/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 5/31/23	$984.60	$980.30	$986.20	$982.10	$985.50
Expenses Paid During Period*	$5.10	$9.08	$3.47	$7.51	$4.11

*	Expenses are equal to the Fund’s annualized expense ratio of 1.03%, 1.84%, 0.70%, 1.52%, and 0.83% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reﬂect the one-half year period).
18Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2022 through May 31, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 12/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 5/31/23	$1,019.80	$1,015.76	$1,021.44	$1,017.35	$1,020.79
Expenses Paid During Period*	$5.19	$9.25	$3.53	$7.64	$4.18

*	Expenses are equal to the Fund’s annualized expense ratio of 1.03%, 1.84%, 0.70%, 1.52%, and 0.83% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reﬂect the one-half year period).
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/2319

Schedule of Investments  |  5/31/23
(unaudited)
Shares		Value
	UNAFFILIATED ISSUERS — 99.7%
	Common Stocks — 99.3% of Net Assets
	Aerospace & Defense — 1.7%
71,823(a)	Axon Enterprise, Inc.	$ 13,855,375
73,711	Curtiss-Wright Corp.	11,650,761
	Total Aerospace & Defense	$25,506,136

	Air Freight & Logistics — 0.5%
133,884(a)	GXO Logistics, Inc.	$ 7,486,793
	Total Air Freight & Logistics	$7,486,793

	Beverages — 1.1%
127,252(a)	Celsius Holdings, Inc.	$ 15,973,944
	Total Beverages	$15,973,944

	Biotechnology — 3.8%
109,665(a)	Alnylam Pharmaceuticals, Inc.	$ 20,289,122
47,436(a)	BioMarin Pharmaceutical, Inc.	4,124,086
378,218(a)	Natera, Inc.	17,817,850
21,220(a)	Prothena Corp. Plc	1,409,645
346,342(a)	Replimune Group, Inc.	6,577,034
151,364(a)	Vaxcyte, Inc.	7,495,545
	Total Biotechnology	$57,713,282

	Building Products — 0.8%
227,728(a)	Trex Co., Inc.	$ 11,693,833
	Total Building Products	$11,693,833

	Capital Markets — 3.3%
79,415	MSCI, Inc.	$ 37,367,140
178,680	Tradeweb Markets, Inc., Class A	11,962,626
	Total Capital Markets	$49,329,766

	Chemicals — 1.5%
86,518	CF Industries Holdings, Inc.	$ 5,321,722
128,745	Scotts Miracle-Gro Co.	8,136,684
32,464	Sherwin-Williams Co.	7,394,650
29,750	Sociedad Quimica y Minera de Chile S.A. (A.D.R.)	1,909,058
	Total Chemicals	$22,762,114

	Communications Equipment — 2.3%
117,943(a)	Arista Networks, Inc.	$ 19,618,639
52,652	Motorola Solutions, Inc.	14,843,652
	Total Communications Equipment	$34,462,291

The accompanying notes are an integral part of these financial statements.
20Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

Shares		Value
	Construction Materials — 0.6%
22,335	Martin Marietta Materials, Inc.	$ 8,890,223
	Total Construction Materials	$8,890,223

	Consumer Staples Distribution & Retail — 1.2%
143,720(a)	BJ's Wholesale Club Holdings, Inc.	$ 9,004,058
45,064	Dollar General Corp.	9,061,920
	Total Consumer Staples Distribution & Retail	$18,065,978

	Containers & Packaging — 0.3%
1,229,880(a)	Ranpak Holdings Corp.	$ 3,812,628
	Total Containers & Packaging	$3,812,628

	Diversified Consumer Services — 0.6%
131,387	Service Corp. International	$ 8,357,527
	Total Diversified Consumer Services	$8,357,527

	Diversified Telecommunication Services — 0.6%
150,066	Iridium Communications, Inc.	$ 9,009,963
	Total Diversified Telecommunication Services	$9,009,963

	Electrical Equipment — 2.4%
102,094(a)	Generac Holdings, Inc.	$ 11,120,079
45,177	Rockwell Automation, Inc.	12,586,312
640,823	Vertiv Holdings Co.	12,367,884
	Total Electrical Equipment	$36,074,275

	Electronic Equipment, Instruments & Components — 4.1%
373,757	Amphenol Corp., Class A	$ 28,199,966
58,501	CDW Corp.	10,044,037
941,027(a)	Flex, Ltd.	23,892,675
	Total Electronic Equipment, Instruments & Components	$62,136,678

	Entertainment — 1.1%
111,467(a)	Spotify Technology S.A.	$ 16,597,436
	Total Entertainment	$16,597,436

	Food Products — 1.1%
64,416	Hershey Co.	$ 16,728,835
	Total Food Products	$16,728,835

	Ground Transportation — 0.7%
107,051	TFI International, Inc.	$ 11,270,329
	Total Ground Transportation	$11,270,329

	Health Care Equipment & Supplies — 6.8%
77,174(a)	Dexcom, Inc.	$ 9,049,423
The accompanying notes are an integral part of these financial statements.
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/2321

Schedule of Investments  |  5/31/23
(unaudited) (continued)
Shares		Value
	Health Care Equipment & Supplies — (continued)
37,797(a)	Inspire Medical Systems, Inc.	$ 11,055,244
87,183(a)	Insulet Corp.	23,909,938
72,599(a)	Penumbra, Inc.	22,312,577
103,628	ResMed, Inc.	21,843,746
52,840(a)	Shockwave Medical, Inc.	14,535,756
	Total Health Care Equipment & Supplies	$102,706,684

	Health Care Providers & Services — 2.4%
440,172(a)	agilon health, Inc.	$ 8,750,619
68,943(a)	Molina Healthcare, Inc.	18,883,488
320,920(a)	Option Care Health, Inc.	8,841,346
	Total Health Care Providers & Services	$36,475,453

	Health Care Technology — 1.1%
97,714(a)	Veeva Systems, Inc., Class A	$ 16,191,210
	Total Health Care Technology	$16,191,210

	Hotels, Restaurants & Leisure — 5.1%
17,934(a)	Chipotle Mexican Grill, Inc.	$ 37,239,772
233,322(a)	Las Vegas Sands Corp.	12,863,042
208,680(a)	Planet Fitness, Inc., Class A	13,342,999
624,752	Wendy's Co.	13,750,791
	Total Hotels, Restaurants & Leisure	$77,196,604

	Household Durables — 0.9%
69,212(a)	TopBuild Corp.	$ 13,957,292
	Total Household Durables	$13,957,292

	Insurance — 1.4%
30,266	Everest Re Group, Ltd.	$ 10,291,045
61,784	RenaissanceRe Holdings, Ltd.	11,638,252
	Total Insurance	$21,929,297

	IT Services — 3.6%
384,098(a)	Cloudflare, Inc., Class A	$ 26,564,218
97,060(a)	MongoDB, Inc.	28,515,257
	Total IT Services	$55,079,475

	Life Sciences Tools & Services — 3.8%
195,324	Agilent Technologies, Inc.	$ 22,593,127
180,810	Bruker Corp.	12,493,971
24,151(a)	Charles River Laboratories International Inc	4,670,320
25,093(a)	IQVIA Holdings, Inc.	4,941,063
78,976(a)	Repligen Corp.	13,261,650
	Total Life Sciences Tools & Services	$57,960,131

The accompanying notes are an integral part of these financial statements.
22Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

Shares		Value
	Machinery — 0.7%
151,223	Stanley Black & Decker, Inc.	$ 11,337,188
	Total Machinery	$11,337,188

	Media — 2.1%
54,930	Nexstar Media Group, Inc.	$ 8,290,035
332,684(a)	Trade Desk, Inc., Class A	23,314,495
	Total Media	$31,604,530

	Metals & Mining — 0.7%
282,174	Teck Resources, Ltd., Class B	$ 11,024,538
	Total Metals & Mining	$11,024,538

	Oil, Gas & Consumable Fuels — 3.5%
1,189,320	Comstock Resources, Inc.	$ 11,084,462
227,776	Hess Corp.	28,852,386
237,632	Occidental Petroleum Corp.	13,701,861
	Total Oil, Gas & Consumable Fuels	$53,638,709

	Personal Care Products — 0.1%
47,087(a)	Kenvue, Inc.	$ 1,181,413
	Total Personal Care Products	$1,181,413

	Professional Services — 5.7%
2,643,785(a)	Clarivate Plc	$ 20,621,523
52,046	Equifax, Inc.	10,857,837
250,345	SS&C Technologies Holdings, Inc.	13,758,961
162,587	Thomson Reuters Corp.	20,677,815
94,867	Verisk Analytics, Inc.	20,786,308
	Total Professional Services	$86,702,444

	Semiconductors & Semiconductor Equipment — 9.6%
257,478(a)	Advanced Micro Devices, Inc.	$ 30,436,474
133,761	BE Semiconductor Industries NV	14,733,793
164,241(a)	Lattice Semiconductor Corp.	13,354,436
240,414	Marvell Technology, Inc.	14,061,815
308,575	Micron Technology, Inc.	21,044,815
40,170	Monolithic Power Systems, Inc.	19,679,685
72,763(a)	ON Semiconductor Corp.	6,082,987
60,235(a)	Onto Innovation, Inc.	6,466,227
175,609(a)	Rambus, Inc.	11,231,952
31,119(a)	SolarEdge Technologies, Inc.	8,863,625
	Total Semiconductors & Semiconductor Equipment	$145,955,809

	Software — 13.7%
35,580(a)	Atlassian Corp., Class A	$ 6,432,508
331,222(a)	Confluent, Inc., Class A	10,512,986
The accompanying notes are an integral part of these financial statements.
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/2323

Schedule of Investments  |  5/31/23
(unaudited) (continued)
Shares		Value
	Software — (continued)
79,640(a)	Crowdstrike Holdings, Inc., Class A	$ 12,752,753
207,273(a)	Datadog, Inc., Class A	19,672,280
289,617(a)	Fortinet, Inc.	19,789,530
42,504(a)	HubSpot, Inc.	22,016,647
144,762(a)	Palo Alto Networks, Inc.	30,890,763
62,070	Paycom Software, Inc.	17,387,669
116,116(a)	Splunk, Inc.	11,529,158
126,456(a)	Synopsys, Inc.	57,532,422
	Total Software	$208,516,716

	Specialized REITs — 0.6%
170,850	Iron Mountain, Inc.	$ 9,126,807
	Total Specialized REITs	$9,126,807

	Specialty Retail — 5.9%
160,097	Academy Sports & Outdoors, Inc.	$ 7,838,349
13,421(a)	AutoZone, Inc.	32,033,780
132,147(a)	Floor & Decor Holdings, Inc., Class A	12,066,343
129,491	Ross Stores, Inc.	13,417,857
73,048	Tractor Supply Co.	15,310,130
22,478(a)	Ulta Beauty, Inc.	9,212,159
	Total Specialty Retail	$89,878,618

	Textiles, Apparel & Luxury Goods — 2.3%
111,641(a)	Crocs, Inc.	$ 12,535,051
38,320(a)	Lululemon Athletica, Inc.	12,719,558
196,590(a)	Skechers USA, Inc., Class A	10,098,828
	Total Textiles, Apparel & Luxury Goods	$35,353,437

	Trading Companies & Distributors — 1.6%
37,943	WW Grainger, Inc.	$ 24,625,766
	Total Trading Companies & Distributors	$24,625,766

	Total Common Stocks (Cost $1,132,448,799)	$1,506,314,152

The accompanying notes are an integral part of these financial statements.
24Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

Shares		Value

	SHORT TERM INVESTMENTS — 0.4% of Net Assets
	Open-End Fund — 0.4%
6,198,898(b)	Dreyfus Government Cash Management, Institutional Shares, 4.99%	$ 6,198,898
		$ 6,198,898

	TOTAL SHORT TERM INVESTMENTS (Cost $6,198,898)	$6,198,898

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.7% (Cost $1,138,647,697)	$ 1,512,513,050
	OTHER ASSETS AND LIABILITIES — 0.3%	$ 3,930,739
	net assets — 100.0%	$1,516,443,789

(A.D.R.)	American Depositary Receipts.
REIT	Real Estate Investment Trust.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at May 31, 2023.
Purchases and sales of securities (excluding short-term investments) for the six months ended May 31, 2023, aggregated $515,313,580 and $733,230,507, respectively.
At May 31, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,180,548,783 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$431,058,553
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(99,094,286)
Net unrealized appreciation	$331,964,267
The accompanying notes are an integral part of these financial statements.
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/2325

Schedule of Investments  |  5/31/23
(unaudited) (continued)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of May 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,506,314,152	$—	$—	$1,506,314,152
Open-End Fund	6,198,898	—	—	6,198,898
Total Investments in Securities	$ 1,512,513,050	$ —	$ —	$ 1,512,513,050
During the period ended May 31, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
26Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

Statement of Assets and Liabilities  |  5/31/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $1,138,647,697)	$1,512,513,050
Cash	6,700,000
Foreign currencies, at value (cost $216)	216
Receivables —
Investment securities sold	3,167,209
Fund shares sold	373,529
Dividends	1,115,745
Interest	58,287
Other assets	59,673
Total assets	$1,523,987,709
LIABILITIES:
Payables —
Investment securities purchased	$ 2,524,527
Fund shares repurchased	4,172,384
Trustees' fees	13,304
Transfer agent fees	375,299
Management fees	150,810
Administrative expenses	42,383
Distribution fees	45,240
Accrued expenses	219,973
Total liabilities	$ 7,543,920
NET ASSETS:
Paid-in capital	$1,252,829,132
Distributable earnings	263,614,657
Net assets	$1,516,443,789
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,006,149,813/26,704,585 shares)	$ 37.68
Class C (based on $16,914,979/791,737 shares)	$ 21.36
Class K (based on $188,256,092/4,787,658 shares)	$ 39.32
Class R (based on $8,352,883/241,284 shares)	$ 34.62
Class Y (based on $296,770,022/6,924,292 shares)	$ 42.86
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $37.68 net asset value per share/100%-5.75% maximum sales charge)	$ 39.98
The accompanying notes are an integral part of these financial statements.
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23 27

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 5/31/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $189,500)	$ 5,744,298
Interest from unaffiliated issuers	28,247
Total Investment Income		$ 5,772,545
EXPENSES:
Management fees	$ 4,811,120
Administrative expenses	294,076
Transfer agent fees
Class A	442,046
Class C	11,218
Class K	19,564
Class R	13,182
Class Y	237,066
Distribution fees
Class A	1,289,188
Class C	89,633
Class R	22,306
Shareowner communications expense	108,812
Custodian fees	9,454
Registration fees	37,856
Professional fees	75,034
Printing expense	24,264
Officers' and Trustees' fees	49,376
Insurance expense	9,350
Miscellaneous	162,928
Total expenses		$ 7,706,473
Net investment loss		$ (1,933,928)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(18,265,468)
Other assets and liabilities denominated in foreign currencies	(16,640)	$ (18,282,108)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ (8,058,185)
Net realized and unrealized gain (loss) on investments		$ (26,340,293)
Net decrease in net assets resulting from operations		$(28,274,221)
The accompanying notes are an integral part of these financial statements.
28Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

Statements of Changes in Net Assets
	Six Months Ended 5/31/23 (unaudited)	Year Ended 11/30/22
FROM OPERATIONS:
Net investment income (loss)	$ (1,933,928)	$ (6,713,262)
Net realized gain (loss) on investments	(18,282,108)	(77,804,464)
Change in net unrealized appreciation (depreciation) on investments	(8,058,185)	(616,021,394)
Net decrease in net assets resulting from operations	$ (28,274,221)	$ (700,539,120)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($— and $0.66 per share, respectively)	$ —	$ (18,634,016)
Class C ($— and $0.66 per share, respectively)	—	(584,193)
Class K ($— and $0.66 per share, respectively)	—	(3,791,184)
Class R ($— and $0.66 per share, respectively)	—	(175,217)
Class Y ($— and $0.66 per share, respectively)	—	(5,873,874)
Total distributions to shareowners	$ —	$ (29,058,484)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 63,481,070	$ 213,606,261
Reinvestment of distributions	—	27,811,528
Cost of shares repurchased	(273,093,945)	(531,210,459)
Net decrease in net assets resulting from Fund share transactions	$ (209,612,875)	$ (289,792,670)
Net decrease in net assets	$ (237,887,096)	$(1,019,390,274)
NET ASSETS:
Beginning of period	$1,754,330,885	$ 2,773,721,159
End of period	$1,516,443,789	$ 1,754,330,885
The accompanying notes are an integral part of these financial statements.
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/2329

Statements of Changes in Net Assets (continued)
	Six Months Ended 5/31/23 Shares (unaudited)	Six Months Ended 5/31/23 Amount (unaudited)	Year Ended 11/30/22 Shares	Year Ended 11/30/22 Amount
Class A
Shares sold	377,335	$ 13,992,032	882,342	$ 36,675,905
Reinvestment of distributions	—	—	480,855	17,968,356
Less shares repurchased	(2,398,958)	(89,335,761)	(3,538,821)	(147,728,212)
Net decrease	(2,021,623)	$ (75,343,729)	(2,175,624)	$ (93,083,951)
Class C
Shares sold	37,202	$ 777,496	67,939	$ 1,645,908
Reinvestment of distributions	—	—	27,213	579,056
Less shares repurchased	(151,331)	(3,186,767)	(304,900)	(7,232,678)
Net decrease	(114,129)	$ (2,409,271)	(209,748)	$ (5,007,714)
Class K
Shares sold	454,183	$ 17,727,064	1,594,712	$ 70,710,975
Reinvestment of distributions	—	—	90,820	3,535,607
Less shares repurchased	(1,485,018)	(58,266,398)	(2,528,657)	(110,970,543)
Net decrease	(1,030,835)	$ (40,539,334)	(843,125)	$ (36,723,961)
Class R
Shares sold	48,860	$ 1,687,642	43,241	$ 1,641,047
Reinvestment of distributions	—	—	5,093	175,217
Less shares repurchased	(79,147)	(2,732,386)	(126,478)	(4,807,394)
Net decrease	(30,287)	$ (1,044,744)	(78,144)	$ (2,991,130)
Class Y
Shares sold	690,731	$ 29,296,836	2,201,931	$ 102,932,426
Reinvestment of distributions	—	—	130,789	5,553,292
Less shares repurchased	(2,819,826)	(119,572,633)	(5,626,751)	(260,471,632)
Net decrease	(2,129,095)	$ (90,275,797)	(3,294,031)	$(151,985,914)
The accompanying notes are an integral part of these financial statements.
30Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

Financial Highlights
	Six Months Ended 5/31/23 (unaudited)	Year Ended 11/30/22	Year Ended 11/30/21	Year Ended 11/30/20	Year Ended 11/30/19	Year Ended 11/30/18
Class A
Net asset value, beginning of period	$ 38.27	$ 52.58	$ 51.44	$ 44.42	$ 37.99	$ 41.43
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.06)	$ (0.17)	$ (0.43)	$ (0.27)	$ (0.18)	$ (0.20)
Net realized and unrealized gain (loss) on investments	(0.53)	(13.48)	7.62	14.78	7.23	2.27
Net increase (decrease) from investment operations	$ (0.59)	$ (13.65)	$ 7.19	$ 14.51	$ 7.05	$ 2.07
Distributions to shareowners:
Net realized gain	$ —	$ (0.66)	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)
Total distributions	$ —	$ (0.66)	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)
Net increase (decrease) in net asset value	$ (0.59)	$ (14.31)	$ 1.14	$ 7.02	$ 6.43	$ (3.44)
Net asset value, end of period	$ 37.68	$ 38.27	$ 52.58	$ 51.44	$ 44.42	$ 37.99
Total return (b)	(1.54)%(c)	(25.94)%(d)	13.73%(e)	33.06%	18.54%	5.09%(f)
Ratio of net expenses to average net assets	1.03%(g)	1.00%	0.99%	1.01%	1.03%	1.02%
Ratio of net investment income (loss) to average net assets	(0.31)%(g)	(0.41)%	(0.74)%	(0.58)%	(0.44)%	(0.45)%
Portfolio turnover rate	32%(c)	67%	43%	83%	53%	82%
Net assets, end of period (in thousands)	$1,006,150	$1,099,316	$1,624,675	$1,523,308	$1,252,845	$1,124,956
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	The class action lawsuit did not have an impact on the total return.
(e)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2021, the total return would have been 13.70%.
(f)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2018, the total return would have been 5.06%.
(g)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/2331

Financial Highlights  (continued)
	Six Months Ended 5/31/23 (unaudited)	Year Ended 11/30/22	Year Ended 11/30/21	Year Ended 11/30/20	Year Ended 11/30/19	Year Ended 11/30/18
Class C
Net asset value, beginning of period	$ 21.79	$ 30.56	$ 32.33	$ 30.29	$ 26.28	$ 30.53
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.12)	$ (0.29)	$ (0.55)	$ (0.43)	$ (0.36)	$ (0.40)
Net realized and unrealized gain (loss) on investments	(0.31)	(7.82)	4.83	9.96	4.99	1.66
Net increase (decrease) from investment operations	$ (0.43)	$ (8.11)	$ 4.28	$ 9.53	$ 4.63	$ 1.26
Distributions to shareowners:
Net realized gain	$ —	$ (0.66)	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)
Total distributions	$ —	$ (0.66)	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)
Net increase (decrease) in net asset value	$ (0.43)	$ (8.77)	$ (1.77)	$ 2.04	$ 4.01	$ (4.25)
Net asset value, end of period	$ 21.36	$ 21.79	$ 30.56	$ 32.33	$ 30.29	$ 26.28
Total return (b)	(1.97)%(c)	(26.49)%(d)	12.83%	32.04%	17.60%	4.24%
Ratio of net expenses to average net assets	1.84%(e)	1.77%	1.77%	1.81%	1.85%	1.78%
Ratio of net investment income (loss) to average net assets	(1.13)%(e)	(1.19)%	(1.51)%	(1.37)%	(1.26)%	(1.22)%
Portfolio turnover rate	32%(c)	67%	43%	83%	53%	82%
Net assets, end of period (in thousands)	$16,915	$19,737	$34,094	$38,895	$40,051	$40,956
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	The class action lawsuit did not have an impact on the total return.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
32Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

	Six Months Ended 5/31/23 (unaudited)	Year Ended 11/30/22	Year Ended 11/30/21	Year Ended 11/30/20	Year Ended 11/30/19	Year Ended 11/30/18
Class K
Net asset value, beginning of period	$ 39.87	$ 54.55	$ 53.00	$ 45.42	$ 38.69	$ 41.95
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.00(b)	$ (0.03)	$ (0.23)	$ (0.11)	$ (0.03)	$ (0.03)
Net realized and unrealized gain (loss) on investments	(0.55)	(13.99)	7.83	15.18	7.38	2.28
Net increase (decrease) from investment operations	$ (0.55)	$ (14.02)	$ 7.60	$ 15.07	$ 7.35	$ 2.25
Distributions to shareowners:
Net realized gain	$ —	$ (0.66)	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)
Total distributions	$ —	$ (0.66)	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)
Net increase (decrease) in net asset value	$ (0.55)	$ (14.68)	$ 1.55	$ 7.58	$ 6.73	$ (3.26)
Net asset value, end of period	$ 39.32	$ 39.87	$ 54.55	$ 53.00	$ 45.42	$ 38.69
Total return (c)	(1.38)%(d)	(25.67)%(e)	14.09%	33.57%	18.98%	5.45%
Ratio of net expenses to average net assets	0.70%(f)	0.66%	0.65%	0.66%	0.67%	0.66%
Ratio of net investment income (loss) to average net assets	0.01%(f)	(0.07)%	(0.39)%	(0.22)%	(0.07)%	(0.07)%
Portfolio turnover rate	32%(d)	67%	43%	83%	53%	82%
Net assets, end of period (in thousands)	$188,256	$232,005	$363,412	$250,296	$160,785	$52,764
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 per share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Not annualized.
(e)	The class action lawsuit did not have an impact on the total return.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/2333

Financial Highlights  (continued)
	Six Months Ended 5/31/23 (unaudited)	Year Ended 11/30/22	Year Ended 11/30/21	Year Ended 11/30/20	Year Ended 11/30/19	Year Ended 11/30/18
Class R
Net asset value, beginning of period	$35.25	$ 48.68	$ 48.22	$ 42.19	$ 36.24	$ 39.93
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.14)	$ (0.32)	$ (0.64)	$ (0.44)	$ (0.32)	$ (0.37)
Net realized and unrealized gain (loss) on investments	(0.49)	(12.45)	7.15	13.96	6.89	2.19
Net increase (decrease) from investment operations	$ (0.63)	$(12.77)	$ 6.51	$ 13.52	$ 6.57	$ 1.82
Distributions to shareowners:
Net realized gain	$ —	$ (0.66)	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)
Total distributions	$ —	$ (0.66)	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)
Net increase (decrease) in net asset value	$ (0.63)	$(13.43)	$ 0.46	$ 6.03	$ 5.95	$ (3.69)
Net asset value, end of period	$34.62	$ 35.25	$ 48.68	$ 48.22	$ 42.19	$ 36.24
Total return (b)	(1.79)%(c)	(26.21)%(d)	13.23%	32.46%	18.12%	4.65%
Ratio of net expenses to average net assets	1.52%(e)	1.41%	1.43%	1.45%	1.40%	1.44%
Ratio of net investment income (loss) to average net assets	(0.79)%(e)	(0.84)%	(1.17)%	(1.01)%	(0.82)%	(0.88)%
Portfolio turnover rate	32%(c)	67%	43%	83%	53%	82%
Net assets, end of period (in thousands)	$8,353	$ 9,572	$17,024	$17,745	$17,484	$19,341
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2022, the total return would have been (26.23)%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
34Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

	Six Months Ended 5/31/23 (unaudited)	Year Ended 11/30/22	Year Ended 11/30/21	Year Ended 11/30/20	Year Ended 11/30/19	Year Ended 11/30/18
Class Y
Net asset value, beginning of period	$ 43.49	$ 59.49	$ 57.39	$ 48.78	$ 41.57	$ 44.72
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.02)	$ (0.10)	$ (0.33)	$ (0.17)	$ (0.09)	$ (0.10)
Net realized and unrealized gain (loss) on investments	(0.61)	(15.24)	8.48	16.27	7.92	2.46
Net increase (decrease) from investment operations	$ (0.63)	$ (15.34)	$ 8.15	$ 16.10	$ 7.83	$ 2.36
Distributions to shareowners:
Net realized gain	$ —	$ (0.66)	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)
Total distributions	$ —	$ (0.66)	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)
Net increase (decrease) in net asset value	$ (0.63)	$ (16.00)	$ 2.10	$ 8.61	$ 7.21	$ (3.15)
Net asset value, end of period	$ 42.86	$ 43.49	$ 59.49	$ 57.39	$ 48.78	$ 41.57
Total return (b)	(1.45)%(c)	(25.76)%(d)	13.98%	33.36%	18.82%	5.36%(e)
Ratio of net expenses to average net assets	0.83%(f)	0.78%	0.77%	0.78%	0.79%	0.78%
Ratio of net investment income (loss) to average net assets	(0.11)%(f)	(0.21)%	(0.51)%	(0.34)%	(0.21)%	(0.20)%
Portfolio turnover rate	32%(c)	67%	43%	83%	53%	82%
Net assets, end of period (in thousands)	$296,770	$393,702	$734,517	$720,812	$682,344	$532,690
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2022, the total return would have been (25.78)%.
(e)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2018, the total return would have been 5.34%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/2335

Notes to Financial Statements  |  5/31/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Select Mid Cap Growth Fund (the “Fund”) is one of four portfolios comprising Pioneer Series Trust II (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The investment objective of the Fund is long-term capital growth.
The Fund offers ﬁve classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related
36Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/2337

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
38Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of May 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/2339

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$ —
Long-term capital gains	29,058,484
Total	$ 29,058,484
The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2022:
2022
Distributable earnings/(losses):
Capital loss carryforward	$ (48,133,574)
Net unrealized appreciation	340,022,452
Total	$291,888,878
The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.
As of the date of this report, a significant portion of the Fund's net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses and any available capital loss carryforwards in any fiscal year, it generally will be required to distribute that excess to shareholders. You may receive distributions that are attributable to appreciation that was present in the Fund's portfolio securities at the time you made your investment but had not been realized at that time, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be
40Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

taxable to you. You should consult your tax adviser about the tax consequences of your investment in the Fund.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $11,694 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments,
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/2341

impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the Fund invests at least 80% of its net assets in equity securities of mid-size companies. Compared to large companies, mid-size
42Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, voters in the United Kingdom withdrew from the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/2343

with respect to securities and commodities, such as oil, natural gas and food commodities,as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
As of the date of this report, a significant portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses and any available capital loss carryforwards in any fiscal year, it generally will be required to distribute that excess to shareholders. You may receive distributions that are attributable to appreciation that was present in the Fund’s portfolio securities at the time you made your investment but had not been realized at that time, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you. You should consult your tax adviser about the tax consequences of your investment in the Fund.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive
44Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.625% of the Fund’s average daily net assets up to $500 million, 0.60% of the next $500 million, 0.575% of the next $4 billion and 0.55% of the Fund’s average daily net assets over $5 billion. For the six months ended May 31, 2023, the effective management fee was equivalent to 0.60% (annualized) of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended May 31, 2023, the Fund paid $49,376 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At May 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $13,304 and a payable for administrative expenses of $42,383, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/2345

the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended May 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 85,230
Class C	3,324
Class K	6,026
Class R	1,938
Class Y	12,294
Total	$108,812
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of
46Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended May 31, 2023, CDSCs in the amount of $773 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2023, the Fund had no borrowings under the credit facility.
Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/2347

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
48Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 23253-14-0723

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES

Services which are not

prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)

• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

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(1) Gross income from securities lending activities;

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(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

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(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section  906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust II

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date August 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date August 1, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date August 1, 2023

*	Print the name and title of each signing officer under his or her signature.